UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ PreliminaryProxy Statement
☐ Confidential,for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ DefinitiveProxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

SIGNET JEWELERS LIMITED

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐    Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SAMPLE NOTICE DISTRIBUTED TO US SHAREHOLDERS

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

SIGNET JEWELERS LIMITED

To Be Held On:

June 17, 2010 at 11:00 a.m.

at the Hilton Akron/Fairlawn, 3180 W. Market Street, Akron, Ohio 44333, United States

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and should not be regarded as a substitute for reading the proxy materials. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one, unless you have previously done so. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before June 1, 2010.

Please visit http://www.signetjewelers.com/shareholders, where the following materials are available for view:

• Notice of Annual General Meeting of Shareholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-776-9962 or 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.signetjewelers.com/shareholders and follow the on-screen instructions. You may enter your voting instructions up until June 15, 2010 at 11:00 a.m. which is 48 hours before the start of the meeting.

IN PERSON: You may vote your shares in person by attending the Annual General Meeting.

TELEPHONE: If you are a US Shareholder you may vote by telephone. To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: If you wish to vote by mail, you may request a form of proxy by following the instructions above.

Please note that you cannot use this notice to vote by mail.

        The Board of Directors recommends a vote “for” each of the proposals:

1.     Proposal to elect as directors:

        Mr. Robert Blanchard

        Mr. Terry Burman.

2.     Proposal to appoint KPMG Audit Plc as independent auditor of the Company, to hold office from the conclusion of this AGM until the conclusion of the next annual general meeting of the Company and to authorize the audit committee to determine its compensation.

SAMPLE NOTICE DISTRIBUTED TO NON-US SHAREHOLDERS

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

SIGNET JEWELERS LIMITED

To Be Held On:

June 17, 2010 at 11:00 a.m.

at the Hilton Akron/Fairlawn, 3180 W. Market Street, Akron, Ohio 44333, United States

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and should not be regarded as a substitute for reading the proxy materials. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one, unless you have previously done so. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before June 1, 2010.

Please visit http://www.signetjewelers.com/shareholders, where the following materials are available for view:

• Notice of Annual General Meeting of Shareholders
• Proxy Statement
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 0871-664-300
E-MAIL: ssd@capitaregistrars.com
WEBSITE: http://www.capitashareportal.com

TO VOTE:	ONLINE: To access your online proxy card, please visit www.signetjewelers.com/shareholders and follow the on-screen instructions. You may enter your voting instructions up until June 15, 2010 at 11:00 a.m. which is 48 hours before the start of the meeting.

IN PERSON: You may vote your shares in person by attending the Annual General Meeting.

MAIL: If a form of proxy or form of direction is not enclosed with this communication, you may request one following the instructions above.

Please note that you cannot use this notice to vote by mail.

        The Board of Directors recommends a vote “for” each of the proposals:

1.     Proposal to elect as directors:

        Mr. Robert Blanchard

        Mr. Terry Burman.

2.     Proposal to appoint KPMG Audit Plc as independent auditor of the Company, to hold office from the conclusion of this AGM until the conclusion of the next annual general meeting of the Company and to authorize the audit committee to determine its Compensation.